NATIXIS FUNDS

Supplement dated June 30, 2016 to the Natixis Funds Statutory Prospectuses, dated February 1, 2016 and May 1, 2016 as may be revised or supplemented from time to time, for the following funds.

LOOMIS SAYLES CORE PLUS BOND FUND

Effective immediately, the first paragraph within the section “Fund Services” under “Dividends and Distributions” is hereby amended and restated as follows:

The Funds generally distribute annually all or substantially all of their net investment income (other than capital gains) in the form of dividends. The Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund and Loomis Sayles Value Fund declare and distribute dividends for each class annually. The Loomis Sayles Core Plus Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund declare and distribute dividends for each class monthly. The Loomis Sayles Limited Term Government and Agency Fund declares dividends for each class daily and distributes them monthly. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually (or, in the case of short-term gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders), after applying any capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as distributions of net investment income and net realized capital gains, if any, are made at least annually. A Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that a Fund’s distributions will not decrease or that a Fund will make any distributions when scheduled. For example, foreign currency losses potentially reduce or eliminate, and have in the past reduced and eliminated, regularly scheduled distributions for certain funds.

LOOMIS SAYLES MULTI-ASSET INCOME FUND

Effective immediately, the second paragraph within the section “Fund Services” under “Dividends and Distributions” is hereby amended and restated as follows:

In addition, each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually (or, in the case of short-term gains, more frequently than annually if determined by the Fund to be in the best interest of shareholders), after applying any capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as distributions of net investment income and net realized capital gains, if any, are made at least annually. A Fund’s distribution rate fluctuates over time for various reasons, and there can be no assurance that a Fund’s distributions will not decrease or that a Fund will make any distributions when scheduled. For example, foreign currency losses potentially reduce, and have in the past reduced, regularly scheduled distributions for certain funds.